Exhibit (C)

KENTUCKY TAX-FREE INCOME SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615510-0

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the KENTUCKY TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of KENTUCKY TAX-FREE INCOME SERIES of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615520-9

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the KENTUCKY TAX-FREE SHORT-TO-MEDIUM SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Kentucky Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

NORTH CAROLINA TAX-FREE INCOME SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                             26615570-4

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the NORTH CAROLINA TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of North Carolina Tax-Free Income Series of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                         26615580-3

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the NORTH CAROLINA TAX-FREE SHORT-TO-MEDIUM SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of North Carolina Tax-Free Short-to-Medium Series of Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

TENNESSEE TAX-FREE INCOME SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                             26615550-6

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the TENNESSEE TAX-FREE INCOME SERIES of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Tennessee Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

TENNESSEE TAX-FREE SHORT-TO-MEDIUM SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615560-5

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Tennessee Tax-Free Short-to-Medium Series of Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Tennessee Tax-Free Short-to-Medium Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

INTERMEDIATE GOVERNMENT BOND SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615540-7

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the INTERMEDIATE GOVERNMENT BOND SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Intermediate Government Bond Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

ALABAMA TAX-FREE INCOME SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615585-2

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the ALABAMA TAX-FREE INCOME SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Alabama Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

MISSISSIPPI TAX-FREE INCOME SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              26615587-8

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Mississippi Tax-Free Income SERIES Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Mississippi Tax-Free Income Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)

TAXABLE MUNICIPAL BOND SERIES

DUPREE MUTUAL FUNDS

A Kentucky Business Trust

ACCOUNT NO.	ALPHA CODE	SEE REVERSE FOR
CERTAIN DEFINITIONS

CUSIP                              266155845

THIS CERTIFIES THAT	is the owner of

Fully paid and Nonassessable Shares, of Beneficial Interest, without Par Value, of the Taxable Municipal Bond Series Dupree Mutual Funds, the transfer of which by the holder hereof, in person or by duly authorized attorney, is registerable on the books of the trust upon surrender of this certificate duly endorsed or accompanied by appropriate evidence of succession, assignment or authority to transfer and compliance with any other lawful share transfer rules and regulations prescribed by the Board of Trustees or by the Transfer Agent. The shares represented by this certificate are issued and held subject to all the restrictions, conditions and provisions set forth in the Declaration of Trust and By-Laws of the Trust, to all of which the holder agrees by the acceptance of this certificate. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the seal of the Trust and the signatures of its duly authorized officers.

Dated:

Secretary		President

COUNTERSIGNED:

	DUPREE & COMPANY, INC.	TRANSFER AGENT

BY

AUTHORIZED SIGNATURE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT- Custodian

TEN ENT-	as tenants by the entireties	(Cust) (Minor)
JT TEN-	as joint tenants with	under Uniform Gifts to Minors
	right of survivorship and	Act
	not as tenants in common	(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED

hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR

OTHER IDENTIFING NUMBER OF ASSIGNEE

             shares

of the shares of Beneficial Interest of Taxable Municipal Bond Series Dupree Mutual Funds, represented by the Certificate and do hereby irrevocably constitute and appoint

                                                                                                                                                                                                             Attorney

to cause the transfer of said shares to be registered on the books of said Trust with full power of substitution in the premises.

Dated:

(Sign here)

NOTE: The signature(s) above must correspond in every particular, without alteration, with the name(s) as printed on your Certificates or Open Account Statement.
NOTE	Signature Guaranteed
If your signature is required, your signature must be guaranteed by:
(a) a commercial bank member of the Federal
Deposit Insurance Corporation, or
(b) a trust company, or	By:
(c) a member of a national stock exchange.

(Name of Bank or Firm)

(Signature of Officer & Title)